Exhibit 13(b)

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections

(a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached report of Daxor Corporation on Form N-CSR to be filed with the Securities and Exchange Commission (the “Report”), the undersigned officer of the Corporation does hereby certify that, to the best of such officer’s knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

This certification is furnished as an exhibit solely pursuant to Item 12(b) of Form N-CSR and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. This certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this certification by reference.

By:	/s/ Michael Feldschuh
Michael Feldschuh
President (Chief Executive Officer, Principal Executive Officer)

Date: February 28, 2019

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections

(a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached report of Daxor Corporation on Form N-CSR to be filed with the Securities and Exchange Commission (the “Report”), the undersigned officer of the Corporation does hereby certify that, to the best of such officer’s knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

This certification is furnished as an exhibit solely pursuant to Item 12(b) of Form N-CSR and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. This certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this certification by reference.

By:	/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer (Chief Principal Financial Officer/Principal Accounting Officer/Chief Compliance Officer)

Date: February 28, 2019